SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): May 1,2001


                           F2 Broadcast Network, Inc.
               ---------------------------------------------------
             (Exact name of registrant as specified in its charter)



      Nevada                       0-15435                       84-0974303
-----------------------  --------------------------      ----------------------
(State or other jurisdiction    (Commission File           (IRS Employer
     of incorporation)                    Number)            Identification No.)



              6245 NW 9th Ave, Suite 102, Ft. Lauderdale, FL 33309
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (954) 736-1800
                                 --------------




          (Former name or former address, if changed since last report)

Item 5. Other Events.
        ------------

F2 Broadcast Network, Inc. has announced today, their move into a new "State of the Art" satellite downlink and Internet video production, and webcasting facility in Ft. Lauderdale, Florida.

The new address is:                 The new telephone contacts are:

F2 Broadcast Network Inc            (954) 736-1800  Office
6245 NW 9th Ave                     (954) 736-1804  Fax
Ft. Lauderdale, Florida 33309

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 8, 2001                   F2 BROADCAST NETWORK INC.



                                   By:      /s/ Howard B. Stern
                                      -----------------------------------------
                                      Howard B. Stern, Chief Executive Officer